                              COMMERCIAL LEASE

                  THIS AGREEMENT made and entered into this 13th day of August, 1997, between Grove Corporate Plaza, Inc. (hereinafter referred to as "Lessor"), and iVillage, Inc. (hereinafter referred to as "Lessee").

                                 WITNESSETH:

                  WHEREAS, the Lessor is the owner of a certain commercial office building (hereinafter sometimes referred to as the "Building") located at 585 Grove Street, 1st Floor, Herndon, Virginia 20170.

                  WHEREAS, the Lessor is desirous of leasing office space in the above described building (hereinafter sometimes referred to as the "Demised Premises") to the Lessee upon the terms and conditions hereinafter provided; and

                  WHEREAS, the Lessee is desirous of leasing the Demised Premises from the Lessor upon the terms and conditions hereinafter provisions.

                  NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is agreed as follows:

         1.       Leased Premises

                  The Lessor hereby leases to the Lessee and the Lessee accepts from the Lessor the Demised Premises, consisting of approximately 3,370 rentable square feet, located at 585 Grove Street, Herndon, Virginia, described as Exhibit A, attached hereto and made a part of this Lease.

         2.       Term

                  This lease shall continue in full force for a term of three (3) years, commencing on or about September 15, 1997 and ending on September 30, 2000, the last day of the month in which occupancy occurs.

         3.       Rent

                  a. The Lessee covenants to pay as initial rent for said premises, Annual Rent as follows: (Base Annual Rent for Year One is calculated at sixteen dollars ($16.00) per square foot.)

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            Minimum Rent                     Monthly                Annually
   -----------------------------------------------------------------------------
             First Year                     $4,493.33              $53,920.00
            Second Year                      4,628.13               55,537.60
             Third Year                      4,766.98               57,203.73


The above rental payments are due on the first day of each and every calendar month during the term of this lease without any set off on deduction whatsoever and without any prior demand being made therefor. Language intentionally deleted.

                  b. If the lease term begins on other than the first day of a month, rent from such date until the first day of the next succeeding month shall be prorated on the basis of the actual number of days in each such month and shall be payable in advance.

                  c. All payments of rent shall be made in cash or by check payable to Grove Corporation Plaza, Inc., at 555 Grove Street, Herndon, Virginia 20170 or to such other person or place as may be designated by notice in writing from Lessor to Lessee from time to time, as and when applicable.

                  d. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction. Lessor may accept such check for payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy provided in this Lease or under the existing law.

                  e. Any monthly installment of the Annual Rent not paid within ten (10) days of due date shall be subject to a late charge of ten percent (10%) per month. All other rent and all other payments becoming due hereunder (including additional rent) shall bear interest at the rate of twenty percent (20%) per annum after the first calendar day following the date when the same shall become due and payable.

         4.       Additional Rent

                  a. If Lessor shall incur any charge or expense on behalf of Lessee under the terms of this Lease, such charge or expense shall be considered additional rent hereunder, in addition to and not in limitation of any other rights and remedies which Lessor may have in case of the failure by Lessee to pay such sums when due, such nonpayment shall entitle Lessor the remedies available to it hereunder for nonpayment of rent. All such charges or expenses shall be paid to Lessor at its office at 555 Grove Street, Herndon, Virginia 20170, or such other place and to such other person as Lessor may from time to time designate in writing.

                  b. At the end of each calendar year commencing after January 1, 1998, if the total real estate taxes and operating expenses paid by the Lessor with respect to this building exceed the actual amounts of year 1997, then the Lessee shall pay to the Lessor within thirty (30) days of invoice thereafter its proportionate share of the excess as additional rent. The Lessee's proportionate share of increases is 8.83 percent of the total.

                  c. For purposes of this Paragraph 4, the term "real estate taxes" shall mean all taxes, rates and assessments, general and special, levied or imposed with respect to the building and land related thereto. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on the building and/or the land and/or Lessor in addition to or in substitution for real estate taxes presently levied or imposed on real estate in the County of Fairfax, and including any taxes on rents, then any such new tax or levy shall be included within the term "real estate taxes".

                  d. (i) For purposes of this Paragraph 5, the term "operating expenses" shall mean any and all expenses incurred by Lessor in connection with the servicing, operation, maintenance and repair of the building and related interior and exterior appurtenances of the demised premises and the cost of any services incurred in order to achieve a reduction of or to minimize the increase in operating expenses, including without limitation, capital expenditures for equipment or systems installed to reduce or minimize increases in operating expenses and capital expenditures required by any governmental ordinance, or depreciation or amortization based on the useful life expectancy of such equipment or systems or expenditures, and the cost of contesting the validity or amount of real estate taxes.

                     (ii) Operating expenses shall not include capital expenditures and depreciation of the building; interest and amortization of mortgages, compensation paid to officers or executives of lessor; and brokerage commissions.

         5.       Security Deposit

                  Lessor herewith acknowledges receipt from Lessee of four thousand four hundred ninety-three dollars and thirty-three cents ($4,493.33) as a security deposit, which sum shall be held by the Lessor as a security without liability for interest, for the faithful performance of all covenants, conditions, and agreements of this Lease to be performed by Lessee. In addition, both parties agree as follows:

                  a. In the event of a default by the Lessee under this Lease, the Lessor shall not be required to return any portion of said security. In this event, the Lessor may either retain the same and apply it toward the actual damages sustained by Lessor by reason of the Lessee's default. However, under no circumstances shall the Lessor be deprived of any other remedy at law or in equity or as agreed upon in this Lease. In the event that the damages exceed the amount of the security deposit, the Lessor or its agent shall have the right to proceed against the Lessee to recover the excess amount.

                  b. In the event that there has been no default of any kind or nature whatsoever by the Lessee, upon expiration of the full term of this Lease, said security deposit shall be returned by the Lessor to the Lessee, less any expense, loss or damage suffered by the Lessor as a result of any act or commission on the part of the Lessee, his agents, employees, or licensees. When the Lessee is entitled to the return of the security deposit, the Lessor shall have thirty (30) days from the date of the expiration of this Lease in which to refund the security deposit.

                  c. In the event of bankruptcy or other creditor-debtor proceedings against the Lessee, the security deposit shall be deemed to be applied first to the payment of rent and other charges due to the Lessor for any period to the filing of such proceedings.

         6.       Use of Premises

                  a. It is understood and agreed that the leased premises shall be used and occupied by the Lessor for general office purposes and for no other purpose and that Lessee shall comply with all applicable laws, ordinances, government regulations and all protective covenants and restrictions of record affecting such use.

                  b. Lessee shall not place a load upon the floor of the demised premises exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Lessee shall not keep within or about the demised premises any dangerous material. Lessee shall indemnify and hold Lessor harmless against any and all damage, injury, or claims by third parties, resulting from the moving of Lessee's equipment, furnishings, and/or materials into or out of the demised premises or from the storage or operation of the same.

         7.       Failure to Give Possession

                  If the Lessor shall be unable to give possession of the leased premises by the date set forth in Paragraph 2 because the construction of the leased premises or the building containing the leased premises has not been sufficiently completed to make the premises ready for occupancy, or for any other reason beyond the control of the Lessor, the Lessor shall not be subject to any claims, damages, or liability for its failure to give possession by that date, and the Lessee's obligation to pay rent shall be suspended and abated until possession of the premises is delivered. In the event of such delay, it is understood and agreed that the commencement of the term of this Lease shall also be postponed until delivery of possession and that the termination date of the term shall be correspondingly extended.

         8.       Observance of Laws

                  The Lessee shall duly obey and comply with all Declarations, By-Laws, covenants, conditions and restrictions, and rules, copies of which have been provided to Lessee and Lessee acknowledges receipt of same, and additionally all regulations, public laws, ordinances, rules, or regulations relating to the use of the lease premises.

         9.       Improvements/Alterations

                  a. The Lessor shall pay for all standard improvements/alterations agreed to in Exhibit A. The Lessee agrees not to make any improvements/alterations in or additions to the leased premises without first procuring the Lessor's approval. All alterations, additions, and improvements, which may be made or installed by the Lessee upon the leased premises, shall, (I) comply with local city/county regulations and
(ii) at the termination of the Lease, become the property of the Lessor and shall remain upon and be surrendered with the leased premises as part thereof, without disturbance at the expiration or termination of the term of this Lease, all without compensation or credit to Lessee.

                  b. Lessee shall not install any equipment of any kind that will require any alterations or additions to or the use of the water system, heating system, plumbing system, air conditioning system, or the electrical system without prior written consent of the Lessor. Lessor may correct or remove them and Lessee shall be liable for any and all expenses incurred by Lessor in the performance of this work.

         10.      Repairs and Maintenance

                  a. Lessee shall, at its own cost and expense, keep the premises in good order and condition. Lessee further agrees and covenants, at its own cost, when attributable to tenant's negligence, to maintain the premises, including but not limited to, plumbing, electrical and lighting facilities and equipment, fixtures, walls, ceilings, windows, doors, and plate glass. If Lessee fails to make such repairs or replacements promptly after written demand, Lessor may, at its option, make such repairs or replacements without incurring liability for any loss or damages that may accrue to Lessee's property or business by reason thereof, and Lessee shall repay the cost thereof to Lessor on demand as additional rent, with interest at the rate of twenty percent (20%) per annum from the date of commencement of said repairs.

                  Lessor shall keep the foundations, exterior walls and roof in good repair, as well as the HVAC system, underground pipes and conduits on the property, and the sprinkler system, and elevator system, except that Lessor shall not be required to make any such repairs which become necessary or desirable by reason of the negligence of Lessee, its agents, servants, or employees and in all other respects, the leased premises shall at all times be kept in good order, condition, and repair by Lessee. If the Lessee refuses or neglects to repair promptly and adequately after written demand, Lessor may make the repairs without liability to Lessee for any loss or damage that may accrue to Lessee's stock or business by reason thereof, and if Lessor makes such repairs, Lessee will pay to Lessor, on demand, as additional rent, the cost thereof, with interest at the rate of twenty percent (20%) per annum from the date of commencement of said repairs. The Lessor reserves the right to promulgate reasonable rules and regulations relating to the use of building area, including such limitations as may, in the opinion of the Lessor, be necessary and desirable.

                  b. At the expiration or termination of the tenancy hereby created, Lessee shall surrender the leased premises in good condition, reasonable wear and tear excepted, and shall surrender all keys for the leased premises to the Lessor at the place then fixed for the payment of rent.

         11.      Services Provided by Lessor

                  Except as otherwise provided herein, Lessor agrees, at its cost, to furnish Lessee, during the term of the Lease:

                  a. Hot and cold water at those points of supply provided for general use of other tenants in the building;

                  b. Central heat and air conditioning in season, at such times as Lessor normally furnishes these services to other tenants in the building, and at such temperatures and in such amounts as are considered by Lessor to be standard. Building operation hours are from 7:00AM - 7:00PM Monday through Friday, except legal holidays. The legal holidays are: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  c. Janitorial and trash removal service;

                  d. Electric current;

                  e. Routine lighting service for all Common Areas and special areas of the building in the manner and to the extent deemed by Lessor to be standard.

                  In the event Lessee requests use of heating or air conditioning services beyond the normal building hours of operation, Lessee will be charge for electric at the rate of thirty dollars ($30.00) per hour for each hour or partial hour of overtime use.

                  Failure by Lessor to any extent to furnish these defined services, or any cessation thereof, resulting from causes beyond the control of Lessor, shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor entitle Lessee to an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereunder. Should any of the equipment of machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

                  Lessee agrees to pay for telephone service and all other charges not specifically assumed herein by Lessor.

         12.      Lessor's Insurance

                  The Lessor agrees to maintain at its expense, such fire and extended coverage insurance on the building and in such amounts as Lessor shall deem appropriate. Lessee agrees not to do or permit anything to be done, in or about the leased premises, that will in any way impair or invalidate the obligation of any policy of insurance with respect to the leased premises or the building in which the leased premises are situated. Lessee agrees to pay, upon demand, as additional rent, any increase in insurance premiums resulting from the business carried on in the leased premises, even though Lessor has consented to same. If Lessee installs any electrical equipment that overloads the electrical facilities, Lessee agrees to, at its own expense, to make whatever changes are necessary to comply with governmental authorities having jurisdiction. However, no such changes shall be made by Lessee without Lessor's written approval.

         13.      Lessee's Insurance

                  a. Lessee agrees that it will indemnify and save Lessor harmless from any and all liabilities, damages, causes of action, suits, claims, judgments, costs and expenses of any kind (including reasonable attorneys fees): (i) relating to or arising from or in connection with the possession, use, occupation, management, repair, maintenance or control of the demised premises, or any portion thereof; or (ii) resulting from any default, violation or injury to person or property or loss of life sustained in or about the demised premises; or (iii) arising from or in connection with any act or omission of Lessee or Lessee's agents, employees or invitee. To assure such indemnity, Lessee shall carry and keep in full force and effect at all times during the term of this Lease for the protection of Lessor and Lessee herein, public liability insurance with limits of at least One Million Dollars ($1,000,000) for each accident and Five Hundred Thousand Dollars ($500,000) for each separate injury, and property damage insurance in the amount of Fifty Thousand Dollars ($50,000).

                  b. Said public liability and property damage insurance policies and any other insurance policies carried by Lessee with respect to the demised premises shall: (i) be issued in form acceptable to Lessor by good and solvent insurance companies qualified to do business in the State of Virginia and reasonably satisfactory to Lessor; (ii) be issued in the names of Lessor, Lessee, and any other parties in interest from time to time designated in writing by notice from Lessor to Lessee; (iii) be written as primary policy coverage and not contributing with or in excess of any coverage which Lessor may carry; and (iv) contain an express waiver of any right of subrogation by the insurance company against Lessor, if same is available from the insurance company. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to Lessee's insurance coverage, shall be deemed to limit or restrict in any way Lessee's liability arising under or out of this Lease. On or before the rent commencement date and before any such insurance policy shall expire, Lessee shall deliver to Lessor certificates of insurance, or certified copies of, or duplicate originals of each such public liability and property damage policy or renewal thereof, as the case may be, together with evidence of payment of all applicable premiums. Any insurance required to be carried hereunder may be carried under a blanket policy covering the demised premises and other locations of Lessee, and if Lessee includes the demised premises in such blanket coverage, Lessee shall deliver to Lessor, as aforesaid, a duplicate original or certified copy of such insurance policy or a certificate evidencing such insurance. The public liability and property damage insurance policies required to be carried hereunder by or on behalf of Lessee shall provide that, unless Lessor shall first have been given ten (10) days prior written notice thereof; (i) such insurance policies shall not be canceled and shall continue in full force and effect;
(ii) the insurance carrier shall not, for any reason whatsoever, fail to renew such insurance policies; and (iii) no material change may be made in such insurance policies. In the event that Lessee shall fail promptly to furnish any insurance coverage herein required to be procured by Lessee, or shall fail to pay any premium under such policies when due, Lessor, upon three (3) days written notice, at its sole option, shall have the right to pay such delinquent premium on behalf of Lessee, or to obtain such required policy and pay the premium therefor for a period not exceeding one (1) year in each instance, and any premium so paid by Lessor shall be immediately payable by Lessee to Lessor as additional rent hereunder with twenty percent interest (20%) per annum thereon from the date of payment by Lessor.

         14.      Lessee's Waiver of Claims

                  Lessee covenants that no claim shall be made against Lessor by Lessee or any agent or servant of Lessee or by others claiming the right to be in the premises or in said building through or under Lessee, for any injury, loss or damage to person or property occurring upon the premises from any cause other than the gross negligence of Lessor, and Lessee shall hold Lessor harmless therefrom.

         15.      Occupancy Standards

                  Lessee agrees to comply with and to require its agents, employees, invitee, and visitors to comply with all occupancy standards of the building and the Rules and Regulations set forth in Exhibit B and made a part of this lease. The Lessor shall have the right from time to time to change, amend, or add to such occupancy standards in any reasonable manner deemed advisable by the Lessor for the mutual safety and convenience of all occupants and the cleanliness of the premises and preservation of good order therein. Notice of all such changes and amendments will be sent by Lessor to Lessee in writing, and Lessee further agrees thereafter to comply therewith.

         16.      Access to Premises

                  a. The Lessor reserves for itself and its representatives the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same, making repairs, additions, alterations to the building and exhibiting the leased premises to prospective tenants, purchasers, or others. The exercise by Lessor of any of its rights under this Paragraph shall not be deemed an eviction or disturbance of Lessee's use and possession of the leased premises.

                  b. Lessor may within ninety (90) days next preceding the expiration of the term, enter the premises, to place and maintain notices for letting, free from hindrance or control of Lessee, and to show the premises to prospective tenants thereof at times which will not unreasonably interfere with Lessee's business. If Lessee shall vacate the premises during the last month of the term of this lease, Lessor shall have the unrestricted right to enter the same after Lessee's moving to commence preparations for the succeeding tenant or for any other purpose whatever, without affecting Lessee's obligation to pay rent for the full term.

         17.      Mechanic's Liens

                  Lessee agrees not to permit any mechanic's, materialmen's, or other liens to be fixed or placed against the leased premises and agrees to immediately discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanic's, materialmen's, or other lien which is fixed or placed against the building arising from any obligation allegedly owed by Lessee. In the event Lessee does not discharge such lien or liens within ten (10) days after Lessee is requested to do in writing by Lessor then Lessor may discharge such lien or liens. Any such sums of money paid by Lessor and expenses, including reasonable attorneys fees, incurred by Lessor, together with interest thereon at the rate of twenty percent (20%) per annum from the date of any such payment, shall be deemed to be additional rent hereunder and shall be due from Lessee to Lessor on the first day of the month following the payment of such respective sums and expenses.

         18.      Eminent Domain

                  In the event the leased premises are wholly or partially taken by any governmental, quasi-governmental authority or any other person possessing the power of eminent domain pursuant to such power of eminent domain, this Lease shall terminate when title to the leased premises is taken by the condemning authority. Lessee shall have no claim or rights to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation. Upon termination of the Lease because of any such condemnation, Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

         19.      Damages by Fire or Casualty

                  This Lease is made on condition that, if the premises or any part thereof, or the elevators, hallways, stairways, or other approaches thereto, be damaged or destroyed by fire or other casualty from any cause, so as to render said premises and/or approaches unfit for use and to the nature and extent of the injury to said premises and approaches have been put in as good condition for use and occupancy as at the time immediately prior to such damage or destruction, Lessor will proceed at its expense and, as expeditiously as may be practicable, to repair the damage, unless, because of the substantial extent of the damage or destruction, Lessor should decide not to repair or restore the building, in which event, and at Lessor's sole option, Lessor may terminate this Lease forthwith, by giving Lessee a written notice of its intention to terminate within ninety (90) days after the date of the causality without incurring any liability of damages for loss of business to the Lessee. Notwithstanding the foregoing, any such fire or causality caused by Lessee's negligence shall be Lessee's responsibility.

         20.      Subordination

                  Lessee hereby covenants and agrees to subject and subordinate this Lease, upon request of Lessor, to any paramount lease, deed of trust or other financing method that may now or hereafter affect the leased premises, and to all renewals, modifications, consolidations, replacements, and extensions thereof. Lessor shall, however, use its best efforts to have included in any paramount lease, deed of trust or other financing arrangements to which this Lease is subordinated, a provision that such subordination shall not adversely affect Lessee's right of use and occupancy hereunder so long as Lessee is not in default under any of the provisions hereof. To effect this subordination and in connection with such financing, Lessee agrees to execute promptly any certificate, assignment of rents or other document that Lessor may request and hereby appoints Lessor its attorney-in-fact to do such things and execute such documents on behalf of Lessee upon Lessee's failure to act promptly when so requested by the Lessor.

         21.      Assignment of Lease

                  Lessee will not assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit occupancy or use of) the premises, or any part thereof, without obtaining the prior written consent of Lessor which shall not be unreasonably withheld, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of Lessor. The consent by Lessor to any assignment or subletting shall not be construed as a waiver or release of Lessee from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Lessee of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Lessee from obtaining the consent in writing of Lessor to any further assignment or subletting. In the event that Lessee defaults hereunder, Lessee hereby assigns to Lessor the rent due from any subtenants, assignee or any other occupant holding the premises or any portion thereof under the Lessee, and hereby authorizes each such subtenant to pay said rent directly to Lessor. In the event that Lessee desires to sublet all or a portion of the demised premises, Lessee shall give to Lessor thirty (30) days written notice of Lessee's intention so to do. Within thirty (30) days after receipt of said notice, Lessor shall have the right to sublet that portion of the demised premises from the Lessee at the same rent stipulated herein. If Lessee desires to sublet all of the demised premises, Lessor shall also have the right to terminate this Lease on a date to be agreed upon by Lessor and Lessee. In the event Lessor has not exercised its right to sublet the demised premises or terminate this Lease as heretofore provided, Lessee may sublet the demised premises after first obtaining the written consent of the Lessor. For purposes of this Paragraph, if Lessee is a partnership or corporation, any change in the ownership thereof that exceeds, during the term of this Lease, forty (40%) shall be deemed an assignment of this Lease.

         22.      Signs

                  The Lessee agrees not to install, place or cause to be placed any exterior advertising signs or awnings upon the premises, not to place advertising signs or posters on the interior of any windows. All signs, if any, agreed to by the Lessor shall also conform to all applicable codes and regulations.

         23.      Rental Commissions

                  The Lessor recognizes Joanne Harwood of NOVA Commercial Realty, Inc. as the agent representing iVillage, Inc. and Larry Craft of NOVA Commercial Realty, Inc. as the agent representing Grove Corporate Plaza, Inc. and agrees to pay a commission as stipulated under a separate agreement.

         24.      Events of Default and Remedies

                  a. Lessor may terminate this Lease upon ten (10) days written notice to Lessee upon the happening of any one or more of the following events: (i) the institution in a court of competent jurisdiction of proceedings for the reorganization, liquidation or involuntary dissolution of Lessee or any guarantor, or for its adjudication as a bankrupt or insolvent or for the appointment of a receiver of the property of Lessee or any guarantor, and if said proceedings are not then dismissed, and any receiver, trustee or liquidator appointed therein discharged, thirty
(30) days after the institution of said proceedings; (ii) the insolvency of the Lessee or any guarantor or the making by Lessee or any guarantor of an assignment or disposition for the benefit of creditors; (iii) the levying of a writ of execution or attachment on or against the property of Lessee or any guarantor; (iv) the taking of any action for the voluntary dissolution of Lessee or any guarantor or its consolidation with or merger into another corporation; (v) the failure of Lessee or any guarantor to pay an installment of rent or any other payment, or charge herein provided for when due; and (vi) the violation by Lessee of or its failure to perform or threat to break any covenant or agreement herein contained, if such continues after ten (10) days written notice from Lessor, or, if it cannot be cured within such ten (10) days, if the lessee does not within such period commence to cure such violation, failure or threat and thereafter diligently complete the same.

                  b. Upon such termination of this Lease, Lessor may re-enter the leased premises with or without process of law, using such force as may be necessary, and remove all persons and chattels therefrom and Lessor shall not be liable for damage or otherwise by reason of re-entry or termination of this Lease nor shall such re-entry or termination waive, bar or any way prejudice any other remedies available to Lessor. Notwithstanding such termination, the liability of Lessee for the rent provided for herein shall not be extinguished for the balance of the term remaining after said termination, and Lessor shall be entitled to recover immediately as liquidated damages an amount equal to the rent for the said balance of the term, less the fair rental value of the leased premises for the said balance of the term, as determined by rental of, or responsible offers to rent the leased premises.

                  c. In the event of any breach hereunder by Lessee, Lessor may immediately or at any time thereafter, without notice, cure such breach for the account and at the expense of Lessee. If Lessor at any time, by reason of such breach, is compelled to pay or elects to pay any sum of money, or is compelled to incur any expense, including reasonable attorney's fees, in instituting or prosecuting any action or proceeding to enforce Lessor's rights hereunder, the sum or sums paid by Lessor, with interest thereon at the rate of twenty percent (20%) per annum from the date of payment thereof, shall be deemed to be additional rent hereunder and shall be due from Lessee to Lessor on the first day of the month following the payment of such respective sums or expenses.

                  d. When this Lease is terminated in accordance with this Paragraph, Lessee will yield up possession to Lessor on the date of termination, and failing so to do, will pay as liquidated damages for each day possession is withheld, an amount equal to double the amount of the daily base rent, computed on a thirty (30) day month basis.

                  e. In order to secure the performance of Lessee's obligation under this Lease, Lessee hereby grants to Lessor, in addition to any statutory lien available to Lessor, a lien on all furniture, furnishings, equipment, fixtures, merchandise and other personal property placed on the leased premises by Lessee. Lessee hereby specifically waives any and all exemptions allowed by law; and such lien may be enforced on the nonpayment of any installment of rent by the taking and selling of such property, in the same manner as in the case of chattel mortgages on default thereunder; said sale to be made upon ten (10) days notice served upon the Lessee by posting upon the premises or by leaving same at the place of residence of Lessee's principal(s); or such lien may be enforced in any other lawful manner at the option of the Lessor.

                  f. All rights and remedies of Lessor herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises. Any Base Rent, additional rent or other payment or charge herein provided for may be recovered by the Lessor from the Lessee by distress action or by any legal process as may at the time be in operation and force in like cases relating to proceedings between landlords and tenants.

         25.      Storage of Lessee's Property

                  If on termination of this Lease, by expiration or otherwise, or on abandonment of the leased premises, Lessee shall fail to remove any of Lessee's property from the leased premises, Lessee hereby authorizes Lessor, at Lessor's option, to cause such property to be removed and placed in storage or on such termination, to sell such property at public or private sale, within ten (10) days notice, and to apply the proceeds thereof, after payment of all expenses of removal, storage or sale, to the indebtedness, if any, of the Lessee to Lessor, the surplus, if any, to be paid to Lessee upon demand. Lessor shall in no event be responsible for the value, accounting, preservation or safekeeping of such property. Lessor's inventory of abandoned or stored property shall be final and incontestable. Lessee shall pay to the Lessor upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Lessor's possession or under the Lessor's control.

         26.      Lessee Holding Over

                  If Lessee shall not immediately surrender the demised premises on the day after the end of the term hereby created, the Lessee shall, by virtue of this Agreement, become a Lessee by the month at twice the rental agreed by said Lessee to be paid as aforesaid, commencing said monthly tenancy with the first day next after the end of the term above demised; and said Lessee as a monthly tenant, shall be subject to all of the conditions and covenants of this Lease as though the same had originally been a monthly tenancy. Each party hereto shall give to the other at least thirty (30) days written notice to quit the demised premises, except in the event of non-payment of rent in advance or of the other additional rents provided in which event Lessee shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being expressly waived, provided, however, that in the event that Lessee shall hold over after the expiration of the term aforesaid, then at any time prior to the acceptance of the rent by Lessor from Lessee, as monthly Lessee hereunder, Lessor, at its election or option, may re-enter and take possession of the demised premises forthwith, without process, or by any legal action or process in force in the State of Virginia.

         27.      Rights Reserved by Lessor

                  Lessor shall have the following rights, exercisable without notice and without liability to Lessee for damage or injury to property, person or business and without effecting in eviction, constructive or actual, or disturbance of Lessee's use or possession or giving rise to any claim for set-off or abatement of rent:

                  a. To change the building's name and address;

                  b. To install, affix and maintain any and all signs on the exterior of the building;

                  c. To designate and/or approve, disapprove, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and control the design and location of all internal lighting that may be visible from the exterior of the building;

                  d. To retain at all times, and to use in appropriate instances, keys to all doors within and into the leased premises; and

                  e. To make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the building, or any part thereof, for the Lessee, if need be, and for such purposes to enter upon the leased premises, and, during the continuance of any of said work, to temporarily close doors, entry-ways, public space and corridors in the building and to interrupt or temporarily suspend building services and facilities, all without abatement of rent or affecting any of Lessee's obligations hereunder, so long as the leased premises are reasonably accessible.

                  Lessor, at Lessor's expense, has the right to relocate Lessee to equal or greater space in the building.

         28.      Notice and Demands

                  Any notice or demand required or permitted under this Lease, shall be in writing and shall be sent by registered or certified mail to Lessee at the address of the leased premises and to Lessor at the address then fixed for the payment of rent, and either party may, by like notice at any time and from time to time, designate a different address to which notice shall be sent. Notice given in accordance with these provisions shall be deemed given when mailed.

         29.      General

                  a. Nothing contained in this lease shall be deemed or construed by the parties hereto or any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association between Lessor and Lessee other than the relationship of landlord and tenant. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The laws of the State of Virginia shall govern the validity, performance and enforcement of this Lease.

                  b. This Lease contains the entire agreement between the parties with respect to the subject matter hereof and each party acknowledges that it did not, in entering into this Lease, rely upon any representation or promises made by or on behalf of the other except as expressly set forth herein.

                  c. In the event that the Lessee is a corporation or a partnership, or any other business association aside from an individual, the Lessor may, at its option, require that the principals of the said corporation, partnership or business association, and their spouses, personally guarantee the performance of the said corporation, partnership or other business association under this Lease Agreement. In the event that the Lessor exercised its option under this Paragraph, the principals of the corporation, partnership or other business association shall within five (5) days cause their signatures and the signatures of their spouses to be affixed to an appropriate guarantee agreement, and said agreement shall be delivered within five (5) days to the lessor at the address as designated by Lessor.

         30.      Successors and Assigns

                  The terms, covenants and conditions hereof shall be binding upon and inure to the successors in interest and assigns of the parties hereto.

         31.      No Option

                  The submission of this Lease for examination does not constitute a reservation of or option for the demised premises except as expressly set forth herein, and this Lease becomes effective only upon execution and delivery thereof by Lessor.

         32.      Quiet Enjoyment

                  Lessor covenants and agrees with Lessee that upon Lessee paying the rent and additional rent and observing and performing all the terms, covenants and conditions, Lessee may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease, and to the mortgages and deeds of trust hereinbefore mentioned.

         33.      Waiver of Trial by Jury

                  Lessor and Lessee each agree to and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of said premises and/or any claim of injury or damage, and any statutory remedy.

         34.      Governing Law

                  This Lease shall be construed and governed by the laws of the State of Virginia. Should any provision of this Lease and/or its conditions be illegal or not enforceable under the laws of the said state, such provisions shall be considered severable, and the remaining portion of this Lease and its conditions shall remain in full force and effect and be binding upon the parties as though such provisions had never been included.

WITNESS / ATTEST:                           Lessor

                                            /s/ Wael Alkhairo           9/5/97
-------------------------------------       ------------------------------------
Signature                        Date       Wael F. Alkhairo            Date
                                            Grove Corporate Plaza, Inc.

                                            Wael F. Alkhairo
-------------------------------------       ------------------------------------
Please Print Name                           Print Name Here

WITNESS / ATTEST:                           Lessee

                                            /s/ Steven Elkes            10/28/97
-------------------------------------       ------------------------------------
Signature                        Date       Signature                   Date

                                            Steven Elkes
-------------------------------------       ------------------------------------
Please Print Name                           Please Print Name

                                            V.P. Finance
                                            ------------------------------------
                                            Title

                            Preliminary Exhibit A

                                [Floor Plan]

                                  EXHIBIT B

                            RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or other parts of the Building not occupied by Lessee shall not be obstructed or encumbered by any Lessee or used for any purpose other than ingress and egress to and from the demised premises. Lessor shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the Lessees, in such manner as Lessor deems best for the benefit of the demised premises of persons in such numbers or under such conditions as to not interfere with the use and enjoyment by other Lessees of the entrances, corridors, elevators and other public parts or facilities of the Building.

2. No awnings or other projections shall be attached to the outside walls of the Buildings without the prior written consent of the Lessor. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the demised premises, without the prior written consent of the Lessor. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality type, design and color, and attached in a manner approved by the Lessor.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Lessee on any part of the outside or inside of the demised premises or building without the prior written consent of the Lessor. In the event of the violation of the foregoing by any tenant, Lessor may remove same without any liability and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Interior signs on doors and directly tablet shall be inscribed, painted or affixed for each tenant by the Lessor at the expense of such Lessee, and shall be of a size, color and style acceptable to the Lessor.

4. No show cases or other articles shall be out in front of or affixed to any part of the exterior of the building, nor placed in the halls, corridors, or vestibules without the prior written consent of the Lessor.

5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed; and no sweepings, rubbish, rages or other substances shall be thrown therein. All damages resulting from any misuses of the fixtures shall be borne by Lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

6. There shall be no marking, painting, drilling into or in any way defacing any part of the demised premises or the Building. No boring, cutting or stringing of wires shall be permitted. Lessee shall not construct, maintain, use or operate within the demised premises or elsewhere within or on the outside of the building, any electrical device, wiring or apparatus in connection with a loud speaker or other sound system.

7. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the premises, and no cooking shall be done or permitted by any tenant on said premises. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

8. Space in the building shall not be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction, except for minor assembly, repair and selling activities.

                                 Exhibit B
                                   1 of 3

9. No tenant shall make, or permit to be made, any unseemingly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises of those having business with them by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

10. No inflammable, combustible or explosive fluid, chemical or substance shall be brought into or kept upon the demised premises.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of his tenancy, restore to Lessor all keys of building, stores, offices, storage, and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to the Lessor the cost thereof.

12. All removals or the carrying in or out of any safes, freight, furniture or bulky mater of any description must take place during the hours which the Lessor or its Agent may determine from time to time. The Lessor reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

13. Any person employed by any tenant to do janitor work within the demised premises must obtain Lessor's consent and such person shall, while in the Building and outside of said demised premises, comply with all instructions issued by the Lessor or the Lessor's Building Manager. No tenant shall engage or pay any employees on the demised premises, except those actually working for such tenant on said premises.

14.      INTENTIONALLY DELETED

15. Lessor shall have the right to prohibit any advertising by any tenant which, in Lessor's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Lessor, tenant shall refrain from or discontinue such advertising.

16. The Lessor reserves the right to exclude from the building at all times any person who is not known or does not properly identify himself to the Building Management or security personnel. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit our of the building, and shall be liable to the Lessor for all acts of such person.

17. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

18. Each tenant, before closing and leaving the demised premises at any time, shall see that all windows are closed and all lights turned off.

19. The requirements of tenants will be attended to only upon application to the Lessor's Building Manager. Employees shall not perform any work or do anything outside of the regular duties, unless under special instruction from the Lessor's building Manager.

20. Canvassing, soliciting and peddling in the building are prohibited and each tenant shall cooperate to prevent the same.

21. No water cooler, plumbing or electrical fixtures shall be installed by the Lessee.

                                 Exhibit B
                                   2 of 3

22. There shall not be used in any space, or in the public halls, of the Building, either by any Lessee or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

23. Mats, trash, or other objects shall not be placed in the public corridors.

24. The Lessor does not maintain or clean suite finishes which are non-standard: such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, the Lessor will arrange for the work to be done at the Lessee's expense.

25. Drapes installed by the Lessee for their use which are visible from the exterior of the building must be approved by Lessor in writing and be cleaned by the Lessee.

26. The Lessor will furnish and install light bulbs for the building standard florescent or incandescent fixtures only; for special fixtures the Lessee will stock his own bulbs, which will be installed by the Lessor when so required by the Lessee.

27. Violation of these rules and regulations, or any amendments thereto, shall be sufficient cause for termination of this Lease at the option of the Lessor.

28. The Lessor may, upon request by any tenant waive the compliance of such tenant of any of the foregoing rules and regulations, provided that (i) no waiver shall be effective unless signed by Lessor or Lessor's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Lessor, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing rules and regulations unless such other Lessee has received a similar waiver in writing from Lessor.

                                 Exhibit B
                                   3 of 3

                                  ADDENDUM

1. In the event the suite is ready for occupancy but installation of the plumbing and kitchenette is not completed, Lessee may occupy the space while the installation and appropriate code inspection(s) are completed. Such completing shall take place within thirty (30) days of occupancy. Lessor will not be liable in any way should a timely completion not be met which was caused by forces or events beyond the control of the Lessor.

2. Improvements: Attached is Preliminary Exhibit A, subject to finalization by Lessor's architect.

         (1) Kitchenette to have a sink with counter top with overhead and baseboard cabinets. Each cabinet will have two (2) doors.

         (2) Lessor will provide additional outlets to compensate for those removed during space demolition.

         (3) Lessor will paint and carpet in Lessee's choice of color, using building standard grade.

         (4) Lessor shall repair the broken tile located in the entrance into the suite.

3. Entry Cards: Lessor will provide fifteen (15) building entry cards to Lessee upon occupancy.

4. Option to Renew: Lessee shall have a one three (3) year option to renew its lease with a one hundred twenty (120) day written notice to the Lessor before lease expiration. The rate shall be at then market lease rates.

5. Parking: Lessee and Lessee's employees shall park in the spaces behind or to the sides of the building, but not in front of the building in the visitor's parking spaces.

6.       Signage: Lessor shall provide Lessee with suite and directory signage.

                                 Exhibit B
                                   1 of 3